Exhibit 10.32

FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This FOURTH AMENDMENT, dated as of March 21, 2006 (this “Fourth Amendment”), is by and among ICG, LLC, a Delaware limited liability company (“Borrower”) and the Lenders (as defined below) party hereto, and is with respect to the Amended and Restated Credit Agreement, dated as of November 5, 2004 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Borrower, ICG, Inc., the Guarantors party thereto, the lenders party thereto (the “Lenders”), UBS Securities LLC, as Arranger, Bookmanager and Syndication Agent, General Electric Capital Corporation, as Documentation Agent, UBS AG, Stamford Branch, as Administrative Agent, Issuing Bank and Collateral Agent, and UBS Loan Finance LLC, as Swingline Lender. Capitalized terms used but not defined in this Fourth Amendment have the meanings given to such terms in the Credit Agreement.

RECITALS

WHEREAS, Borrower (i) wishes to make certain amendments to the Credit Agreement, as more particularly described in Article I of this Fourth Amendment and (ii) requests waivers of certain requirements of the Credit Agreement, as more particularly described in Article II of this Fourth Amendment; and

WHEREAS, the Required Lenders party hereto are willing to agree to such amendments and waivers on the terms and subject to the conditions contained herein.

AGREEMENT

NOW, THEREFORE, in consideration of the promises and the mutual agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

ARTICLE I.

AMENDMENTS TO CREDIT AGREEMENT

Section	1.01 Amendments Related to Additional Revolving Commitments.

(a) The following terms are added to Section 1.01 of the Credit Agreement in their proper alphabetical order:

“Fourth Amendment” shall mean the Fourth Amendment to this Agreement, dated as of March 21, 2006.

“Fourth Amendment Effective Date” shall mean the date on which of each of the conditions set forth in Article III of the Fourth Amendment has been either satisfied or waived.

“Upsized Revolving Commitment” shall mean, with respect to each Lender, the commitment, if any, of such Lender to make a Revolving Loan hereunder on the

Fourth Amendment Effective Date in the amount set forth on Schedule I to the Lender Addendum executed and delivered by such Lender on the Fourth Amendment Effective Date.

(b) The following defined terms in Section 1.01 of the Credit Agreement are amended as follows:

(i) The definition of “Lender Addendum” is deleted in its entirety and replaced with the following:

““Lender Addendum” shall mean with respect to any Lender on the Restatement Date, the Merger Amendments Effective Date or the Fourth Amendment Effective Date, as applicable, a lender addendum substantially in the form of Exhibit H, to be executed and delivered by such Lender on the Restatement Date, the Merger Amendments Effective Date or the Fourth Amendment Effective Date, as applicable, as provided in Section 11.14.”

(ii) The last full sentence in the definition of “Revolving Commitment” is deleted in its entirety and replaced with the following:

“The aggregate amount of the Lenders’ Revolving Commitments (including, for the avoidance of doubt, the Upsized Revolving Commitments) is $210.0 million.”

(c) Section 2.01(b) of the Credit Agreement is deleted in its entirety and replaced with the following:

“(b)(i) each Revolving Lender agrees, severally and not jointly, to make Revolving Loans to Borrower, at any time and from time to time on and after the Closing Date until the earlier of the Revolving Maturity Date and the termination of the Revolving Commitment of such Lender in accordance with the terms hereof, in an aggregate principal amount at any time outstanding that will not result in such Lender’s Revolving Exposure exceeding such Lender’s Revolving Commitment and (ii) each Revolving Lender having an Upsized Revolving Commitment as of the Fourth Amendment Effective Date agrees, severally and not jointly, to make Revolving Loans to Borrower, at any time and from time to time on and after the Fourth Amendment Effective Date until the earlier of the Revolving Maturity Date and the termination of the Revolving Commitment of such Lender in accordance with the terms hereof, in an aggregate principal amount at any time outstanding that will not result in such Lender’s Revolving Exposure exceeding such Lender’s Upsized Revolving Commitment.”

(d) Section 2.07(a) of the Credit Agreement is amended by replacing the second sentence thereof with the following:

“The Revolving Commitments, the Upsized Revolving Commitments, the Swingline Commitment and the LC Commitment shall automatically terminate on the Revolving Maturity Date.”

(e) Section 11.02(e) of the Credit Agreement is deleted in its entirety and replaced with the following:

“(e) [Intentionally left blank.]”

(f) Section 11.14 of the Credit Agreement is amended by deleting the words “or on the Merger Amendments Effective Date” therein and inserting the following immediately after the words “on the date hereof” in the second line thereof:

“, the Merger Amendments Effective Date or the Fourth Amendment Effective Date”

Section 1.02 Amendments Related to the Budget Requirement. Section 5.01(h) of the Credit Agreement is amended by adding the words “or March 20, 2006 in the case of the fiscal year ending December 31, 2006” immediately after the words “December 31, 2005” and before the “)” in the second line thereof.

ARTICLE II.

CONSENT AND WAIVER

Section 2.01 Waiver. Borrower requests the waiver of, and the Required Lenders hereby agree to waive any Default or Event of Default existing prior to March 21, 2006, arising out of or resulting from:

(i) Borrower’s failure to comply with Section 5.14(a) of the Credit Agreement with respect to the change in name of each of Anker Energy Corporation, Anker West Virginia Mining Company, Inc. and Anker Virginia Mining Company, Inc.; and

(ii) Borrower’s failure to deliver a notice of such Default in accordance with Section 5.02(a) of the Credit Agreement.

Section 2.02 Agreement. Borrower agrees to, on or prior to March 21, 2006:

(i) deliver to the Collateral Agent and the Administrative Agent an Officer’s Certificate regarding a change in name with respect to each of Anker Energy Corporation, Anker West Virginia Mining Company, Inc. and Anker Virginia Mining Company, Inc. that describes such change and provides such other information in connection therewith as the Collateral Agent or the Administrative Agent may reasonably request;

(ii) take all action necessary or otherwise reasonably required by the Collateral Agent to maintain the perfection and priority of the security interest of the Collateral Agent for the benefit of the Secured Parties in the Collateral; and

(iii) cause each applicable Loan Party to provide the Collateral Agent with certified Organizational Documents reflecting any of the changes described in the Officer’s Certificate delivered pursuant to clause (i) of this Section 2.02.

ARTICLE III.

CONDITIONS TO EFFECTIVENESS

Section 3.01 Conditions to Consent and Certain Amendments. The effectiveness of (i) the amendments contained in Article I of this Fourth Amendment and (ii) the waivers contained in Article II of this Fourth Amendment are conditioned upon satisfaction of the following conditions precedent (the date on which all such conditions precedent have been satisfied being referred to herein as the “Fourth Amendment Effective Date”).

(a) Fees. The Arranger and the Administrative Agent shall have received all Fees and other amounts due and payable on or prior to the Fourth Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses (including the reasonable legal fees and expenses of Latham & Watkins LLP, special counsel to the Agents, and the reasonable fees and expenses of any local counsel, appraisers, consultants and other advisors) required to be reimbursed or paid by Borrower hereunder or under any other Loan Document.

(b) Loan Documents. All legal matters incident to this Fourth Amendment and the transactions contemplated hereby and the other Loan Documents shall be satisfactory to the Lenders and to the Administrative Agent and there shall have been delivered to the Administrative Agent an executed counterpart of each of the Loan Documents required to be executed and delivered on the Fourth Amendment Effective Date, including but not limited to, (i) this Fourth Amendment and (ii) the consent of the Guarantors attached hereto as Exhibit A executed by each of the Guarantors (including the persons becoming Guarantors on the date hereof).

(c) Officers’ Certificate. The Administrative Agent shall have received a certificate, dated the Fourth Amendment Effective Date and signed by the vice president and the chief financial officer of Borrower or such other person reasonably acceptable to the Administrative Agent, confirming compliance with the conditions precedent set forth in this Section 3.01 hereof and Sections 4.02(b), (c) and (d) of the Credit Agreement.

(d) Opinions of Counsel. The Administrative Agent shall have received, on behalf of itself, the other Agents, the Arranger, the Lenders and the Issuing Bank, a favorable written opinion of (i) Jones Day, special counsel for the Loan Parties, and (ii) each local counsel relating to the Mortgaged Property as of the Fourth Amendment Effective Date, in each case (1) reasonably satisfactory in form and substance to the Administrative Agent, (2) dated the Fourth Amendment Effective Date, (3) addressed to the Agents, the Issuing Bank and the Lenders and (4) covering such other matters relating to the transactions contemplated by this Fourth Amendment as the Administrative Agent shall reasonably request.

(e) Solvency Certificate. The Administrative Agent shall have received a solvency certificate substantially in the form of Exhibit N to the Credit Agreement, dated the Fourth Amendment Effective Date and signed by the chief financial officer of Borrower or such other person reasonably acceptable to the Administrative Agent.

(f) Personal Property Requirements. The Collateral Agent shall have received:

(i) UCC financing statements (or amendments thereof) in appropriate form for filing under the UCC, filings with the United States Patent and Trademark Office and United States Copyright Office (or amendments thereof) and such other documents under applicable Requirements of Law in each jurisdiction as may be necessary or appropriate or, in the opinion of the Collateral Agent, desirable to perfect the Liens created, or purported to be created, by the Security Documents and, with respect to all UCC financing statements required to be filed pursuant to the Loan Documents, evidence satisfactory to the Administrative Agent that Borrower has retained, at its sole cost and expense, a service provider acceptable to the Administrative Agent for the tracking of all such financing statements and notification to the Administrative Agent of, among other things, the upcoming lapse or expiration thereof;

(g) Real Property Requirements. The Collateral Agent shall have received:

(i) evidence that with respect to each Mortgaged Property of each Loan Party, each Company shall have made all modifications, registrations and filings, to the extent required by, and in accordance with, all Requirements of Law (the “Mortgage Modifications”) in order to maintain a perfected security interest in such Mortgaged Property; and

(ii) local counsel opinions regarding the enforceability of the Mortgage Modifications, in each case (A) dated the Fourth Amendment Effective Date, (B) addressed to the Agents, the Issuing Bank and the Lenders and (C) otherwise in form and substance reasonably acceptable to the Administrative Agent.

(j) Representations and Warranties; No Default. (i) Each of the representations and warranties contained in Article III of the Credit Agreement shall be true and correct in all material respects as of the Fourth Amendment Effective Date, except that any representation and warranty that is qualified as to “Materiality” or “Material Adverse Effect” shall be true and correct in all respects as of the Fourth Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date and (ii) except with respect to any Default expressly intended to be cured by the waivers and amendments contained in this Fourth Amendment, both before and after giving effect to the increase in the Revolving Commitments on the Fourth Amendment Effective Date, no event shall have occurred and be continuing that constitutes a Default or an Event of Default.

(k) Consummation of the Transactions. Simultaneously with the execution of this Fourth Amendment, Borrower shall receive commitments for revolving credit facilities under the Credit Agreement of not less than $100.0 million, as provided for by this Fourth Amendment, and each Lender providing any such commitment shall execute a Lender Addendum dated as of the Fourth Amendment Effective Date.

ARTICLE IV.

MISCELLANEOUS

Section	4.01 Execution of this Fourth Amendment; Authorization.

This Fourth Amendment is executed and shall be construed as an amendment to the Credit Agreement and forms a part of the Credit Agreement to the extent applicable thereto.

Section	4.02 Representations and Warranties.

Borrower hereby represents and warrants to the Administrative Agent and the Lenders that, as of the date hereof:

(a) Authority; Enforceability. (i) All consents, approvals and authorizations necessary for Borrower’s execution, delivery and performance of this Fourth Amendment have been obtained or made and (ii) this Fourth Amendment has been duly executed and delivered by Borrower and constitutes a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law

(b) No Conflict. Neither the execution and delivery of this Fourth Amendment, nor the receipt of commitments contemplated in Section 3.01(k) hereof, or any other agreement or instrument contemplated hereby nor the performance of, and compliance with the terms and provisions of, this Fourth Amendment or any such other agreement or instrument by any Loan Party will, at the time of such performance, (i) violate or conflict with any provision of such Loan Party’s articles or certificate of incorporation or bylaws or other organizational or governing documents of such Loan Party, (ii) violate, contravene or materially conflict with any Requirements of Law or any other law, regulation, order, writ, judgment, injunction, decree or permit applicable to such Loan Party, except for any violation, contravention or conflict which would not reasonably be expected to have a Material Adverse Effect, (iii) (A) violate, contravene or conflict with the contractual provisions of, or cause an event of default under, any Loan Document or (B) violate, contravene or conflict with the contractual provisions of, or cause an event of default under any other loan agreement, indenture, mortgage, deed of trust, contract or other agreement or instrument to which such Loan Party is a party or by which such Loan Party may be bound, except for any violation, contravention, conflict or default that would not reasonably be expected to have a Material Adverse Effect, or (iv) result in or require the creation of any Lien (other than those contemplated in or created in connection with the Loan Documents) upon or with respect to such Loan Party’s properties. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other person is required in connection with the performance of and compliance with the terms and provisions of this Fourth Amendment or any other agreement or instrument contemplated hereby.

(c) Representations and Warranties in Credit Agreement. Each of the representations and warranties contained in Article III of the Credit Agreement is true and correct in all material respects, except that any representation and warranty that is qualified as to “Materiality” or “Material Adverse Effect” shall be true and correct in all respects as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

(d) No Default. Except with respect to any Default expressly intended to be cured by the waivers and amendments contained in this Fourth Amendment, both before and after giving effect to this Fourth Amendment, no event has occurred and is continuing that constitutes a Default or an Event of Default.

Section	4.03 No Waiver.

Except as specifically modified pursuant to the terms of this Fourth Amendment, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. Nothing herein shall limit in any way the rights and remedies of the Administrative Agent and the Lenders under the Credit Agreement and the other Loan Documents. The execution and delivery by the Lenders of this Fourth Amendment shall not constitute a waiver, forbearance or other indulgence with respect to any Default or Event of Default (other than any Default expressly intended to be cured by the waivers and amendments contained in this Fourth Amendment) now existing or hereafter arising.

Section	4.04 Counterparts; Integration; Effectiveness.

This Fourth Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Fourth Amendment and any agreements referred to herein constitute the entire contract among the parties hereto relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Fourth Amendment shall become effective when it shall have been executed by each of Borrower and each of the Required Lenders, and thereafter shall be binding upon and inure to the benefit of the parties to the Credit Agreement and, subject to and in accordance with Section 11.04 of the Credit Agreement, their respective successors and assigns; provided that the effectiveness of the consent, waiver and amendments contained herein is conditioned upon the satisfaction of the applicable conditions set forth in Article III of this Fourth Amendment. Delivery of an executed counterpart of a signature page of this Fourth Amendment by telecopy shall be as effective as delivery of a manually executed counterpart of this Fourth Amendment.

Section	4.05 Severability.

Any provision of this Fourth Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality or enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

Section	4.06 GOVERNING LAW.

THIS FOURTH AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

Section	4.07 Headings.

Article and Section headings used herein are for convenience of reference only, are not part of this Fourth Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Fourth Amendment.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

ICG, LLC,
as Borrower

By:	/s/ William D. Campbell
Name:	William D. Campbell
Title:	Vice President, Treasurer and Assistant Secretary

UBS AG, Stamford Branch as Lender

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director
Banking Products Services, US

By:	/s/ Pamela Oh
Name:	Pamela Oh
Title:	Associate Director
Banking Products Services, US

[SIGNATURE PAGE TO FOURTH AMENDMENT]

EXHIBIT A

CONSENT OF GUARANTORS

Each of the undersigned is a Guarantor of the Obligations of Borrower under the Credit Agreement and hereby (a) consents to the foregoing Fourth Amendment, (b) acknowledges that notwithstanding the execution and delivery of the foregoing Fourth Amendment, the obligations of each of the undersigned Guarantors are not impaired or affected and all guaranties given to the holders of Obligations and all Liens granted as security for the Obligations continue in full force and effect, and (c) confirms and ratifies its obligations under the Credit Agreement and each other Loan Document executed by it. Capitalized terms used herein without definition shall have the meanings given to such terms in the Fourth Amendment to which this Consent is attached or in the Credit Agreement referred to therein, as applicable.

IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Consent of Guarantors as of March 21, 2006.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

INTERNATIONAL COAL GROUP, INC.

By:	/s/ William D. Campbell

Name:	William D. Campbell

Title:	Vice President, Treasurer and Assistant Secretary

ICG, INC.

By:	/s/ William D. Campbell

Name:	William D. Campbell

Title:	Vice President, Secretary and Treasurer

COALQUEST DEVELOPMENT LLC

By:	/s/ Oren Eugene Kitts

Name:	Oren Eugene Kitts

Title:	Manager

ANKER COAL GROUP, INC.

By:	/s/ William D. Campbell

Name:	William D. Campbell

Title:	Vice President and Treasurer

ICG NATURAL RESOURCES, LLC

By:	/s/ William D. Campbell

Name:	William D. Campbell

Title:	Vice President, Assistant Secretary and Treasurer

ICG ADDCAR SYSTEMS, LLC

By:	/s/ William D. Campbell

Name:	William D. Campbell

Title:	Vice President, Assistant Secretary and Treasurer

ICG EAST KENTUCKY, LLC

By:	/s/ William D. Campbell

Name:	William D. Campbell

Title:	Vice President, Secretary and Treasurer

ICG ILLINOIS, LLC

By:	/s/ William D. Campbell

Name:	William D. Campbell

Title:	Vice President, Secretary and Treasurer

ICG EASTERN, LLC

By:	/s/ William D. Campbell

Name:	William D. Campbell

Title:	Vice President, Secretary and Treasurer

ICG HAZARD, LLC

By:	/s/ William D. Campbell

Name:	William D. Campbell

Title:	Vice President, Secretary and Treasurer

ICG KNOTT COUNTY, LLC

By:	/s/ William D. Campbell

Name:	William D. Campbell

Title:	Vice President, Secretary and Treasurer

ICG EASTERN LAND, LLC

By:	/s/ William D. Campbell

Name:	William D. Campbell

Title:	Vice President, Assistant Secretary and Treasurer

ICG HAZARD LAND, LLC

By:	/s/ William D. Campbell

Name:	William D. Campbell

Title:	Vice President, Assistant Secretary and Treasurer

ICG TYGART VALLEY, LLC

By:	/s/ William D. Campbell

Name:	William D. Campbell

Title:	Vice President, Assistant Secretary and Treasurer

ANKER GROUP, INC.

By:	/s/ William D. Campbell

Name:	William D. Campbell

Title:	Vice President and Treasurer

SIMBA GROUP, INC.

By:	/s/ William D. Campbell

Name:	William D. Campbell

Title:	President and Treasurer

HUNTER RIDGE COAL COMPANY (F/K/A ANKER ENERGY CORPORATION)

By:	/s/ William D. Campbell

Name:	William D. Campbell

Title:	Vice President, Treasurer and Assistant Secretary

ANKER POWER SERVICES, INC.

By:	/s/ Oren Eugene Kitts

Name:	Oren Eugene Kitts

Title:	President

WHITE WOLF ENERGY, INC. (F/K/A ANKER VIRGINIA MINING COMPANY, INC.)

By:	/s/ William D. Campbell

Name:	William D. Campbell

Title:	Vice President, Treasurer and Assistant Secretary

BRONCO MINING COMPANY, INC.

By:	/s/ Oren Eugene Kitts

Name:	Oren Eugene Kitts

Title:	President

HAWTHORNE COAL COMPANY, INC.

By:	/s/ William D. Campbell

Name:	William D. Campbell

Title:	Vice President, Treasurer and Assistant Secretary

JULIANA MINING COMPANY, INC.

By:	/s/ William D. Campbell

Name:	William D. Campbell

Title:	Vice President, Treasurer

MARINE COAL SALES COMPANY

By:	/s/ William D. Campbell

Name:	William D. Campbell

Title:	Vice President, Treasurer and Assistant Secretary

WOLF RUN MINING COMPANY (F/K/A ANKER WEST VIRGINIA MINING COMPANY, INC.)

By:	/s/ William D. Campbell

Name:	William D. Campbell

Title:	Vice President and Treasurer

HEATHER GLEN RESOURCES, INC.

By:	/s/ William D. Campbell

Name:	William D. Campbell

Title:	Vice President and Treasurer

VANTRANS, INC.

By:	/s/ William D. Campbell

Name:	William D. Campbell

Title:	Vice President, Treasurer and Assistant Secretary

VINDEX ENERGY CORPORATION

By:	/s/ William D. Campbell

Name:	William D. Campbell

Title:	Vice President, Treasurer and Assistant Secretary

PATRIOT MINING COMPANY, INC.

By:	/s/ William D. Campbell

Name:	William D. Campbell

Title:	Vice President, Treasurer and Assistant Secretary

MELROSE COAL COMPANY, INC.

By:	/s/ William D. Campbell

Name:	William D. Campbell

Title:	Vice President, Treasurer and Assistant Secretary

UPSHUR PROPERTY, INC.

By:	/s/ William D. Campbell

Name:	William D. Campbell

Title:	Vice President, Treasurer and Assistant Secretary

KING KNOB COAL CO., INC.

By:	/s/ William D. Campbell

Name:	William D. Campbell

Title:	Vice President, Treasurer and Assistant Secretary

NEW ALLEGHENY LAND HOLDING COMPANY, INC.

By:	/s/ William D. Campbell

Name:	William D. Campbell

Title:	Vice President, Treasurer and Assistant Secretary

ICG BECKLEY, LLC

By:	/s/ William D. Campbell

Name:	William D. Campbell

Title:	Assistant Secretary